Exhibit 10.4

WHEN RECORDED MAIL TO:
AgCountry Farm Credit Services, FLCA
1900 – 44th Street South
Fargo, ND 58108
ATTN:  Randy L. Aberle

SEND TAX NOTICES TO:
NEDAK Ethanol, LLC
87590 Hillcrest Road
Atkinson, NE 68713
ATTN:  Jerome Fagerland

SPACE ABOVE THIS LINE IS FOR RECORDER’S USE ONLY

SECOND AMENDMENT
TO DEED OF TRUST, SECURITY AGREEMENT,
ASSIGNMENT OF LEASES AND RENTS
AND FIXTURE FINANCING STATEMENT

THIS SECOND AMENDMENT TO DEED OF TRUST, SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND RENTS, AND FIXTURE FINANCING STATEMENT (the “Amendment”) is made effective this 31st day of December, 2011, by and between NEDAK ETHANOL, LLC, a Nebraska limited liability company (the “Borrower”), whose address is 87590 Hillcrest Road, PO Box 391, Atkinson, Nebraska 68713; TO AND IN FAVOR OF LAWYERS TITLE INSURANCE CORPORATION, a Nebraska corporation (the “Trustee”), whose address is 10 South LaSalle Street, Suite 2500, Chicago, IL 60603; FOR THE BENEFIT OF AGCOUNTRY FARM CREDIT SERVICES, FLCA, a federal land credit association organized under the Farm Credit Act of 1971, as amended (the “Lender”), whose address is 1900 – 44th Street South, Fargo, North Dakota 58108.

RECITALS:

A.           Lender originally extended credit to Borrower under that certain Revolving Credit Note and that certain Construction and Term Loan Note, each dated as of February 14, 2007, and which were amended and restated by that certain Amended and Restated Term Loan Note dated December 31, 2011 (collectively, the “Notes”), in accordance with the Master Credit Agreement by and between Borrower and Lender, dated as of February 14, 2007, as amended and supplemented by that certain First Supplement to Master Credit Agreement dated as of February 14, 2007, as further amended and supplemented by that certain Second Supplement to Master Credit Agreement dated as of February 14, 2007, as further amended and supplemented by that certain Third Supplement and Forbearance Agreement to Master Credit Agreement dated as of April 11, 2008, as further amended and supplemented by that certain Fourth Supplement and Forbearance Agreement to Master Credit Agreement dated as of March 29, 2009, as further amended and supplemented by that certain Fifth Supplement and Forbearance Agreement to

Master Credit Agreement dated as of September 30, 2009, as further amended and supplemented by that certain Sixth Supplement and Forbearance Agreement to Master Credit Agreement dated July 30, 2010, and as further amended and supplemented by that certain Seventh Supplement and Forbearance Agreement to the Master Credit Agreement dated February 1, 2011, which were amended and restated in their entirety by that certain Amended and Restated Master Credit Agreement, dated as of December 31, 2011, as supplemented by that certain First Supplement to the Amended and Restated Master Credit Agreement dated as of December 31, 2011 (together with the “Supplements” defined therein, and as further amended and supplemented, the “Credit Agreement”).

B.           The Borrower’s obligations under the Notes are secured by, among other things, that certain Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Financing Statement, dated February 14, 2007 granted by Borrower to Trustee for the benefit of Lender, recorded February 16, 2007 in Book 318 of Deeds, at Page 48 of the records of Holt County, Nebraska, which was amended by that certain First Amendment to Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Financing Statement, dated December 13, 2007, granted by Borrower to Trustee for the benefit of Lender, recorded December 13, 2007, in Book 324 of Mortgages, at Page 140 of the records of Holt County, Nebraska (collectively, the “Deed of Trust”), recorded against the real property legally described on attached Exhibit A.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.           Defined Terms.  Unless otherwise specifically defined in this Amendment, capitalized terms used in this Amendment shall have the meanings given those terms in the Deed of Trust or the Credit Agreement, as applicable.

2.           Incorporation of Recitals.  The Recitals set forth above are incorporated herein by reference.

3.           Amendment to Deed of Trust.  The Deed of Trust is hereby amended to incorporate into Recital A, the Notes, as defined in this Amendment.

4.           References.  From and after the date hereof, all references to the Deed of Trust shall be deemed to be references to the Deed of Trust, as amended by this Amendment.

5.           All Other Terms and Conditions Unchanged.  Except as expressly amended or modified by this Amendment, the Deed of Trust is and shall remain in full force and effect according to its terms. Borrower reaffirms and restates, as of the date hereof, all of the representations and warranties contained in the Deed of Trust as true and correct.

6.           Counterparts.  This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

7.           Binding Effect.  This Amendment shall be binding upon and inure to the benefit of the Lender and the Borrower and their respective successors and assigns.

IN WITNESS WHEREOF, Borrower has executed and delivered this Amendment as of the date first above written.

NEDAK ETHANOL, LLC, a Nebraska limited liability company

By:	/s/ Jerome Fagerland
Name: Jerome Fagerland
Title: Pres and Gen Manager

and

By:	/s/ Everett L. Vogel
Name: Evertt L. Vogel
Title: Chairman of Board

ACKNOWLEDGMENT OF BORROWER

STATE OF NEBRASKA                                        )
                    ) ss.
COUNTY OF HOLT                                                )

The foregoing instrument was acknowledged before me this 31st day of December, 2011, by Jerome Fagerland, as the President and General Manager of NEDAK ETHANOL, LLC, a Nebraska limited liability company, on behalf of the limited liability company.

Witness my hand and official seal.

[SEAL]	/s/ James J. Brennan
Notary

My commission expires:    02-06-2014

STATE OF NEBRASKA                                        )
                    ) ss.
COUNTY OF HOLT                                                )

The foregoing instrument was acknowledged before me this 31st  day of December, 2011, by Everett L. Vogel, as the Chairman of Board of NEDAK ETHANOL, LLC, a Nebraska limited liability company, on behalf of the limited liability company.

Witness my hand and official seal.

[SEAL]	/s/ James J. Brennan
Notary

My commission expires:    02-06-2014

AGCOUNTRY FARM CREDIT SERVICES, FLCA, a federal land credit association organized under the Farm Credit Act of 1971, as
as amended

By:	/s/ Randolph L. Aberle
Randolph L. Aberle
Vice President

ACKNOWLEDGMENT OF LENDER

STATE OF NORTH DAKOTA                                          )
                    ) ss.
COUNTY OF CASS                                                             )

The foregoing instrument was acknowledged before me this 2nd day of January, 2012, by Randolph L. Aberle, as the Vice President of AGCOUNTRY FARM CREDIT SERVICES, FLCA, a federal land credit association organized under the Farm Credit Act of 1971, as amended, on behalf of the association.

Witness my hand and official seal.

[SEAL]	Peggy Pitsenbarger
Notary Public

My commission expires:  8-5-2014

Exhibit “A”

Parcel 1:

The Plant Site:

Beginning at the southwest corner of the NE 1/4 of Section 4, T29N, R14W of the 6th P.M. in Holt County, Nebraska, and assuming the west line of said NE 1/4 has a bearing of S 00°04'33" E, thence N 89°33'18"E along the south line of said NE 1/4, 1,312.51 feet; thence N 00°59'49"W, 694.43 feet; thence N 89°00'11" E, 539.97 feet; thence N 00°59'49" W, 635.59 feet, to the southwesterly right-of-way line of the Cowboy Trail; thence N 51°52'31" W along said southwest right-of-way, 732.65 feet; thence S 38°07'29" W, 200.00 feet; thence N 51°52'31" W, 200.00 feet; thence N 38°07'29" E, 200.00 feet, to said southwest right-of-way line of Cowboy Trail; thence S 89°54'11" W, 1,073.08 feet, to a point 25.0 feet east of said west line of the NE 1/4 of Section 4; thence N 00°04'33" W, parallel with said west line, 776.67 feet, to the north line of said NE 1/4; thence S 89°16'37" W along said north line, 25.00 feet, to the N 1/4 corner of said Section 4; thence S 89°32'36" W along the north line of the NW 1/4 of said Section 4, 35.05 feet; thence S 00°04'33" E, parallel with said west line of the NE 1/4 2,699.74 feet, to the south line of said NW 1/4; thence N 89°32'57" E along said south line, 35.05 feet, to the point of beginning.

And a tract of land located in the NW 1/4 of Section 4, T29N, R14W of the 6th P.M. in Holt County, Nebraska, described as follows:

Beginning at a point on the south line of said NW 1/4 and 35.05 feet west of the southeast corner of said NW 1/4, and assuming the south line to have a bearing of S 89°30'01" W; thence N 00°04'33" W and parallel with the east line of said NW 1/4, 200 feet; thence S 89°30'01" W and parallel with the south line of the said NW 1/4, 900 feet; thence S 00°04'33" E to a point on the south line of said NW 1/4, 200 feet; thence N 89°30'01" E on the south line of said NW 1/4, 900 feet, to the point of beginning.

Together with the appurtenant easements contained in the Drainage Easement Agreement dated March 28, 2007, recorded December 12, 2007 in Book 84, Page 698.

Parcel 2:

The Transload Site:

A tract of land located in the Northeast Quarter of the Southwest Quarter of Section 25, Township 29 North, Range 12, West of the 6th P.M., Holt County, Nebraska, described as follows:

Beginning at a point that is 421.95 feet South of the Northeast Corner of the Southwest Quarter of said Section 25; thence continuing South on the Quarter Section line a distance of 309.6 feet; thence right 99°35' a distance of 1336.6 feet, along the northerly right of way of the Chicago and Northwestern Railroad; thence right 80°31' a distance of 380.2 feet, to the Southerly right of way of Highway 20; thence right 89° 37' a distance of 735.90 feet; thence right 90°17' a distance of 300.0 feet; thence left 90°17' a distance of 580.8 feet to the point of beginning.

Parcel 3:

Leased Property:

That part of Section 30, T29N, R11W of the 6th P.M. in Holt County, Nebraska, described as follows:

Commencing at the southeast corner of Block 43, Rigg’s Addition to the City of O’Neill, Holt County, Nebraska; thence S 00°04'37" W (assumed bearing) on the west line of 1st Street, a distance of 29.10 feet, to the true point of beginning of an 18.5-foot wide strip of land; thence easterly on a centerline of said strip of land, with 10 feet of said strip of land on the southerly side measured radially from said centerline and with 8.5 feet of said strip of land on the northerly side measured radially from said centerline, on a non-tangential curve with the last course, concaved northerly, having a radius of 764.47 feet, a chord distance of 83.90 feet and a chord bearing of S 89°43'34" E, an arc distance of 83.94 feet, to the east line of said 1st Street; thence continuing on the last described curve with a chord bearing of N 83°54'35" E and a chord distance of 85.84 feet, an arc distance of 85.89 feet, to a point of tangency; thence continuing on said centerline N 80°41'30" E, a distance of 241.82 feet, to the southerly line of Grant Street, also being the point of termination, containing 0.138 acre of land, more or less.

AND:

Those parts of Section 25, T29N, R12W, and Section 30, T29N, R11W of the 6th P.M. in Holt County, Nebraska, described as follows:

Commencing at the southeast corner of Block 43, Rigg’s Addition to the City of O’Neill, Holt County, Nebraska, said point also being on the northeasterly right-of-way line of the Cowboy Trail, formerly known as the northeasterly right-of-way line of Chicago and Northwestern Railroad, and assuming the northeasterly right-of-way line of said Cowboy Trail to have a bearing of S 78°40'55" E; thence S 78°40'55" E and on said northeasterly right-of-way line, 80.81 feet, to the point of beginning; thence S 78°40'55" E and on said northeasterly right-of-way line, 124.10 feet; thence S 77°08'28" W, 5.91 feet, to a point on a curve; thence southwesterly on a 782.49-foot radius curve concaved northwesterly, 327.73 feet, with a chord bearing of S 89°08'23" W and chord distance of 325.34 feet; thence N 78°51'42" W, 434.10 feet; thence southwesterly on a 5,711.65-foot radius curve concaved southwesterly, 118.56 feet, with a chord bearing of N 79°27'23" W and chord distance of 118.56 feet; thence N 80°03'04" W, 5,928.92 feet; thence N 09°56'56" E, 43.00 feet; thence S 80°03'04" E, 859.12 feet; thence S

85°15'22" E, 184.57 feet; thence southeasterly on a 789.49-foot radius curve concaved southwesterly, 71.72 feet, with a chord bearing of S 82°39'13" E and a chord distance of 71.70 feet; thence S 80°03'04" E, 1,376.76 feet; thence southeasterly on a 189.49-foot radius curve concaved southwesterly, 71.72 feet, with a chord bearing of S 77°26'55" E and a chord distance of 71.70 feet; thence S 74°50'46" E, 184.57 feet; thence S 80°03'04" E, 3,182.17 feet; thence southeasterly on a 5,754.65-foot radius curve concaved southwesterly, 119.45 feet, with a chord bearing of S 79°27'23" E and a chord distance of 119.45 feet; thence S 78°51'42" E, 434.10 feet; thence southeasterly on a 739.49-foot radius curve concaved northeasterly 202.03 feet, with a chord bearing of S 86°41'19" E and a chord distance of 201.40 feet, to the point of beginning.

Parcel 4:

Temporary Easement:

A 100-foot wide temporary easement located in the S 1/2 of Section 25, T29N, R12W and the SW 1/4 of Section 30, T29N, R11W of the 6th P.M. in Holt County, Nebraska, 50 feet on each side of a line described as follows:

Commencing at the southeast corner of Block 43, Rigg’s Addition to the City of O’Neill, Holt County, Nebraska, said point also being on the northeasterly right-of-way line of the Cowboy Trail, formerly known as the northeasterly right-of-way line of the Chicago and Northwestern Railroad, and assuming the northeasterly right-of-way line of said Cowboy Trail to have a bearing of S 78°40'55" E; thence S 78°40'55" E and on said northeasterly right-of-way line, 85.51 feet; thence S 00°01'08" W, 50.99 feet, to the point of beginning; thence N 78°40'55" W, 462.40 feet; thence N 77°35'30" W, 80.25 feet; thence N 80°14'25" W, 455.06 feet; thence N 80°01'09" W, 1,447.34 feet; thence N 80°04'36" W, 4,251.08 feet, to the point of termination.

Parcel 5:

Nebraska Northeastern Easement:

A non-exclusive easement over that part of Section 30, T29N, R11W of the 6th P.M. in Holt County, Nebraska, described as follows:

Commencing at the southeast corner of Block 43, Rigg’s Addition to the City of O’Neill, Holt County, Nebraska; thence S 00°04'37" W (assumed bearing) on the west line of 1st Street, a distance of 29.10 feet; thence on a non-tangential curve with the last course, concaved northerly, having a radius of 764.47 feet, a chord distance of 83.9 feet, and a chord bearing of S 89°43'34" E, an arc distance of 83.94 feet, to the east line of said 1st Street; thence continuing easterly on last described curve with a chord bearing of N 83°54'35" E and a chord distance of 85.84 feet, an arc distance of 85.89 feet, to a point of tangency; thence continuing on said centerline N 80°41'30" E, a distance of 241.82 feet, to the southerly line of Grant Street, also being the true point of beginning of an 18.5-foot right-of-way easement lying within Grant Street; thence continuing N 80°41'30" E on a centerline with 10 feet on the south side measured radially from said centerline and with 8.5 feet on the north side measured radially from said centerline, a distance of 108.62 feet, to the beginning of a tangential curve concaved southerly, having a radius of 1,015.42 feet, a chord distance of 163.88 feet, and a chord bearing of N 85°19'14" E; thence northeasterly, an arc distance of 164.07 feet on said curve, along said centerline, to a point of tangency; thence continuing on said centerline N 89°56'44" E, a distance of 623.78 feet, to the west line of 4th Street; thence N 89°14'39" E on said centerline with 10 feet on the south side measured radially from said centerline and with 8.5 feet on the north side measured radially from said centerline, 239.49 feet, to the beginning of a tangential curve concaved southerly, having a radius of 2,155.07 feet, a chord distance of 703.76 feet, and a chord bearing of S 81°21'30" E; thence easterly, an arc distance of 706.92 feet on said curve along said centerline, to a point of tangency; thence S 71°57'40" E, 22.53 feet, to a point on the east line of 6th Street, said point being 73.90 feet south of the northwest corner of Block 1, Fahy’s Addition, to the City of O'Neill, Holt County, Nebraska, said point also being on the centerline of the existing track of the Nebraska Northeastern Railway Company.